UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2003

                       InteliData Technologies Corporation

               (Exact Name of Registrant as Specified in Charter)

Delaware                               000-21685                    54-1820617
(State or other Jurisdiction      (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)



                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (703) 259-3000


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Item 5.      Other Events and Required FD Disclosure.

     On July 8, 2003, InteliData Technologies Corporation, a Delaware corporation (the "Company"), issued 1,431,364 shares of its common stock pursuant to the exercise of warrants, as amended, by institutional investors who participated in the Company's private placement of common stock in November and December, 2001. The warrant exercise resulted in gross proceeds of approximately $3,335,078. The placement agent in the transaction received approximately $200,105 in commissions. The net funds raised will be used for general corporate purposes.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1  Press Release dated July 8, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        InteliData Technologies Corporation
                                                        (Registrant)

Date:  July 9, 2003                     By: /s/  Alfred S. Dominick, Jr.
                                            -----------------------------
                                            Alfred S. Dominick, Jr.
                                            Chairman and Chief Executive Officer